THE GLOBAL IPO PLUS

AFTERMARKET FUND

IPOSX

Summary Prospectus

January 31, 2012

Before you invest, you may want to review the The Global IPO Plus Aftermarket Fund’s (the “Global IPO Fund”) prospectus, which contains more information about the Global IPO Fund and its risks.  The Global IPO Fund’s prospectus and Statement of Additional Information, both dated January 31, 2012, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Global IPO Fund online at www.renaissancecapital.com/prospectus.  You can also get this information at no cost by calling 1-888-IPO-FUND or by sending an email request to globalipofund@renaissancecapital.com.

Investment Objective

 The Global IPO Fund’s investment objective is capital appreciation.

Fees and Expenses of the Global IPO Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global IPO Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	2.16%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	3.92%
Fee Waiver and/or Expense Reimbursement(2)	(1.41)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	2.51%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in the table do not correlate to the expense ratio in the Global IPO Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Global IPO Fund, not the indirect costs of investing in other investment companies.

(2)  Pursuant to an Expense Limitation Agreement and Advisory Fee Waiver Agreement (the “Expense Agreement”), the Global IPO Fund's Adviser has contractually agreed to waive or limit its management fees and to reimburse expenses, exclusive of any redemption fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation, such that the total annual operating expenses for the Global IPO Fund do not exceed 2.50% of annual average daily net assets.  The Expense Agreement remains in effect until January 31, 2013, subject to possible recoupment from the Global IPO Fund in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits.  The Agreement may be terminated by the Global IPO Fund's Board of Trustees. For the fiscal year ended September 30, 2011, the net expenses for the Global IPO Fund were 2.50%, excluding Acquired Fund Fees and Expenses, and taking into account the fee waiver/expense reimbursement.

Example

This example is intended to help you compare the cost of investing in the Global IPO Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global IPO Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return for each year and that the Global IPO Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$254	$1,066	$1,896	$4,051

Portfolio Turnover

The Global IPO Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Global IPO Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Global IPO Fund's performance.  During the most recent fiscal year, the Global IPO Fund's portfolio turnover rate was 250.10% of the average value of its portfolio.

Principal Strategies

The Global IPO Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of (i) the common stocks of domestic and foreign initial public offerings (“IPOs”), without limitation, (“IPOs”) at the time of the offering and in aftermarket trading, and (ii) for the purpose of IPO arbitrage and hedging, securities issued by IPO-related entities, including a parent company spinning off an IPO.  The Global IPO Fund may seek to arbitrage or hedge its IPO portfolio holdings exposure by using a number of investment techniques such as options, futures, indexes and short selling.

Principal Risks

Investing in IPOs entails special risks, including limited operating history of the companies, limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, high portfolio turnover and limited liquidity.  The Global IPO Fund is also subject to risk common to all equity mutual funds.

The Global IPO Fund may invest an unlimited amount of its net assets in foreign securities; and will invest in such securities in a minimum of three countries. Foreign investments involve certain risks not generally associated with investments in securities of U.S. issuers. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation. Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Global IPO Fund’s distributions attributable to foreign securities will be designated as Qualified Dividend Income (“QDI”).

As with all mutual funds, investing in the Global IPO Fund involves certain risks. There is no guarantee that the Global IPO Fund will meet its investment objective or that it will perform as it has in the past.  You may lose money if you invest in the Global IPO Fund.  Accordingly, you should consider the risks described below, as well as the risks described in the SAI, before you decide to invest in the Global IPO Fund.

Performance

The bar chart that follows shows how the Global IPO Fund’s performance has varied from year to year. The table below the bar chart shows the  Global IPO Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the  Global IPO Fund by comparing the performance of the  Global IPO Fund over time to the performance of a broad-based market index and two supplemental indices. The Global IPO Fund's past performance (before and after income taxes) is not necessarily an indication of how the Global IPO Fund will perform in the future.

Year-by-Year Total Returns

Global IPO Fund’s Best Quarter	2nd Quarter 2003	24.04%
Global IPO Fund’s Worst Quarter	3rd Quarter 2011	-25.81%

 Global IPO Fund Average Annual Total Returns

for periods ended December 31, 2011:

	One-Year	Five-Year	Ten- Year
Return Before Taxes	(22.68)%	(6.50)%	1.07%
Return After Taxes on Distributions (1)	(22.68)%	(6.50)%	1.07%
Return After Taxes on Distributions and Sale of GLOBAL IPO Fund Shares (1)	(14.74)%	(5.41)%	0.92%
S&P 500 Index	2.11%	(0.25)%	2.92%
Russell 3000 Index	1.03%	(0.01%)	3.51%
FTSE Renaissance US IPO Capped Index(2)	(16.96)%	(3.32)%	N/A
FTSE Renaissance Global IPO Capped Index(2)	(19.56)%	(0.71)%	N/A

(1)

After-tax returns were calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Global IPO Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)

Returns are based on total return index values.

Investment Adviser

Renaissance Capital, LLC (“Renaissance Capital” or the “Adviser”) is the Global IPO Fund’s investment adviser.

Portfolio Manager

Linda R. Killian is the portfolio manager. She is a principal and founder of the Adviser and has been the Global IPO Fund’s portfolio manger since it commenced operations in 1997.

Purchase and Sale of Fund Shares

The minimum initial investment in the Global IPO Fund is $5,000 for regular accounts and $2,500 for retirement accounts, and $1,000 when establishing an automatic investment plan.  Additional investments are $100. You may purchase and redeem shares of the Global IPO Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information

Dividends from net investment income and net realized capital gains when received from the Global IPO Fund will automatically be reinvested in full and fractional shares of the Global IPO Fund and will be calculated to the nearest 1000th of a share. Any dividends and capital gain distributions that you receive in the form of Global IPO Fund shares are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).  No ordinary income or capital gain distributions will be paid to shareholders in cash.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase the Global IPO Fund through a broker-dealer or other financial intermediary (such as a bank), the Global IPO Fund and its related companies may pay the intermediary for the sale of Global IPO Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global IPO Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.